UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2010
EACO Corporation

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Avenue, Anaheim, California	92807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (714) 876-2490
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 2, 2010, Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (“EACO”), appointed Donald S. Wagner as the President of Bisco. Mr. Wagner, 48 years old, has served as the Chief Operating Officer and an Executive Vice President of Bisco since November 2007, and he will continue to serve as the Chief Operating Officer after the promotion. Mr. Wagner has served Bisco in a number of other capacities, including as Vice President of Product Management, since June 1994. Prior to joining Bisco, Mr. Wagner worked in the Defense division at Rockwell International. He holds a B.A. degree in Communications from California State University, Fullerton.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION (Registrant)
Dated: June 8, 2010	/S/ GLEN CEILEY
Glen Ceiley, Chief Executive Officer